Park Sterling Corporation

2015Q4 Earnings Conference Call

(NASDAQ: PSTB)

PARKSTERLING

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January 28, 2016

Forward Looking Statements

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This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: synergies and other financial benefits from the merger with First Capital Bancorp, Inc. ("First Capital") may not be realized within the expected time frames; costs or difficulties related to integration matters might be greater than expected; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, noninterest income, noninterest expense, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, deterioration in the credit quality of the loan portfolio or the value of collateral securing loans, deterioration in the value of securities held for investment, the impacts of a potential increasing rate environment, and other similar matters with respect to Park Sterling; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of *de novo* branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve or maintain adjusted operating expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Fourth Quarter Highlights

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Strong Financial Performance and Advancement of Growth Initiatives (1)

- Reported record operating results
  - Net income decreased $1.0 million (21%) to $3.8 million, or $0.09 per share, driven by the incurrence of $1.4 million in merger-related expenses
  - Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) increased $29,000 (1%) to a record $4.8 million, or $0.11 per share
  - Organic loan growth (excluding LHFS) of $41.7 million, or 10% annualized growth rate
  - Adjusted operating expenses to adjusted operating revenues* of 67.84%; achieved year-end target of < 70%
  - Nonperforming loans to total loans decreased 3 basis points to 0.47%
  - Nonperforming assets to total assets decreased 13 basis points to 0.54%
  - Capitalization remained strong with tangible common equity to tangible assets* at 9.93% and Tier 1 leverage ratio at 11.00%
  - Declared cash dividend on common shares of $0.03 per share (January 2016)

- Completed merger with First Capital Bancorp, Inc. (January 2016)
  - Combined company has approximately $3.1 billion in total assets and 57 banking offices across Virginia, the Carolinas and North Georgia (First Capital branch rebranding completed)
  - Gary L. Armstrong named Richmond Regional President (formerly EVP and Commercial Banking Group Leader at First Capital)
  - Integration team targeting core conversion in 2016Q2

- Continued focus on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Return capital through regular cash dividends and periodic stock repurchases
  - Remain active in disciplined M&A discussions

Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).
(1) Financial comparisons to September 30, 2015 and the three months then ended.

Twelve Month Highlights

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Strong Financial Performance and Advancement of Growth Initiatives [(1)]

- Reported record operating results, improved asset quality and disciplined capital management
  - Net income increased $3.7 million (29%) to a record $16.6 million, or $0.37 per share
  - Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) increased $2.6 million (17%) to a record $17.8 million, or $0.40 per share
  - Organic loan growth (excluding LHFS) of $161.1 million, or 10%
  - Organic deposit growth of $101.3 million, or 5%
  - Nonperforming loans to total loans decreased 9 basis points to 0.47%
  - Nonperforming assets to total assets decreased 35 basis points to 0.54%
  - Tangible common equity to tangible assets* remained strong at 9.93%
  - Declared cash dividends on common shares totaling $0.12 per share
  - Repurchased approximately 200,000 shares of common stock under 2.2 million share authorization
- Advanced strategy of building regional community bank across the Carolinas and Virginia
  - Opened second *de novo* branch in Richmond, raised over $60 million in high-yield money market deposits
  - Introduced new online treasury services capabilities for Commercial and Business Banking
  - Introduced new mobile treasury services capabilities for Small Business
  - Introduced new foreign exchange capabilities
  - Completed merger with First Capital Bancorp, Inc. in Virginia (January 2016)
- Continued focus on improving operating efficiency
  - Completed comprehensive performance benchmarking study
  - Completed closure of five branches in South Carolina
  - Continued to selectively rationalize staffing levels for investment in higher return opportunities

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to December 31, 2014 and the twelve months then ended.

Distinctive Franchise with Attractive Footprint

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- Attractive franchise created since embarking on enhanced growth strategy following the bank's August 2010 public offering
  - Largest regional community banking franchise headquartered in the attractive Charlotte-Concord-Gastonia MSA
  - Strong and growing presence in the attractive Richmond MSA
  - Approximately 87% of deposits in markets with projected population growth above the national average
  - Additional origination capabilities in Greenville, Charleston, Raleigh and Wilmington

- Dedicated to delivering superior customer solutions
  - In-house product offerings typically provided only by larger regional and national banks (i.e., capital markets, asset-based lending, wealth management)
  - Distinctive mobile banking capabilities (i.e., Debit On/Off, Picture Pay)
  - Experienced in-market bankers, risk management and product specialists

- Sound financial profile to support growth
  - Attractive asset quality
  - Strong liquidity
  - Sound capitalization



95
Richmond
VA
85
Greensboro
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
SC
Wilmington
85
26
Charleston
GA
95
PSTB Branch (57)

Sources: SNL and company information.

Earnings Profile – Fourth Quarter

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Three Month Results

	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4
Net Income					
Total interest income	$ 22,348	$ 22,185	$ 22,458	$ 22,429	$ 22,239
Total interest expense	1,792	1,759	1,842	2,067	2,264
Net interest income	20,556	20,426	20,616	20,362	19,975
Provision for loan losses	(420)	180	134	-	409
Net interest income after provision	20,976	20,246	20,482	20,362	19,566
Noninterest income	3,351	4,501	4,292	4,927	4,523
Noninterest expense	19,307	19,139	18,232	18,419	18,362
Pretax income	5,020	5,608	6,542	6,870	5,727
Income tax expense	1,564	1,825	2,273	2,092	1,952
Net income	$ 3,456	$ 3,783	$ 4,269	$ 4,778	$ 3,775
Net income per share	$ 0.08	$ 0.09	$ 0.10	$ 0.11	$ 0.09
Weighted average dilutive shares	*44,323,628*	*44,326,833*	*44,301,895*	*44,287,019*	*44,322,428*
Adjusted Net Income*					
Reported pretax income	$ 5,020	$ 5,608	$ 6,542	$ 6,870	$ 5,727
Plus: merger-related expenses	712	122	167	31	1,396
Less: (gain) loss on sale of securities	-	-	-	(54)	-
Adjusted pretax income	5,732	5,730	6,709	6,847	7,123
Income tax expense	1,786	1,867	2,331	2,085	2,332
Adjusted net income	$ 3,946	$ 3,863	$ 4,378	$ 4,762	$ 4,791
Adjusted net income per share	$ 0.09	$ 0.09	$ 0.10	$ 0.11	$ 0.11
Memo Items					
Operating expense to operating revenue*	79.30%	75.39%	71.80%	71.46%	73.54%
Adj. operating expense to adj. operating revenue*	76.32%	74.90%	71.13%	71.49%	67.84%

- Net income decreased $1.0 million (21%) to $3.8 million, or $0.09 per share, in 2015Q4 compared to $4.8 million, or $0.11 per share, in 2015Q3
  - Driven by $1.4 million in merger-related expenses
  - Net interest income slipped modestly, primarily due to a decrease in net interest margin (see page 8)
  - Provision expense increased $409,000 to support organic loan growth
  - Noninterest income decreased due to the absence of the prior quarter's BOLI death benefit (see page 9)
  - Noninterest expenses decreased slightly despite absorbing the aforementioned merger-related expenses (see page 10)
- Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) increased $29,000 (1%) to a record $4.8 million, or $0.11 per share
- Adjusted operating expense to adjusted operating revenue* fell to 67.84%, achieving our objective of < 70% by year-end

*(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix, other than reconciliation for adjusted net income which is presented in the table above).*

Earnings Profile – Annual

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Twelve Month Results

	2014	2015
Net Income		
Total interest income	$ 85,297	$ 89,312
Total interest expense	7,655	7,931
Net interest income	77,642	81,381
Provision for loan losses	(1,286)	723
Net interest income after provision	78,928	80,658
Noninterest income	13,953	18,243
Noninterest expense	73,934	74,153
Pretax income	18,947	24,748
Income tax expense	6,058	8,142
Net income	$ 12,889	$ 16,606
Net income per share	$ 0.29	$ 0.37
Weighted average dilutive shares	*44,247,000*	*44,304,888*
Adjusted Net Income*		
Reported pretax income	$ 18,947	$ 24,748
Plus: merger-related expenses	3,616	1,715
Less: (gain) loss on sale of securities	(180)	(54)
Adjusted pretax income	22,383	26,409
Income tax expense	7,202	8,615
Adjusted net income	$ 15,181	$ 17,794
Adjusted net income per share	$ 0.34	$ 0.40
Memo Items		
Operating expense to operating revenue*	79.20%	73.04%
Adj. operating expense to adj. operating revenue*	75.40%	71.36%

- Net income increased $3.7 million (29%) to a record $16.6 million, or $0.37 per share, in 2015 compared to $12.9 million, or $0.29 per share, in 2014
  - Net interest income increased $3.7 million (5%) as higher average earning assets more than offset a decrease in net interest margin
  - Provision expense increased $2.0 million (from a $1.3 million net recovery to a $723,000 expense) to support organic loan growth
  - Noninterest income increased $4.3 million (31%) due primarily to increased Capital Markets activity and lower FDIC loss share expenses
  - Noninterest expenses increased a modest $219,000 (0%) due to organic growth, a full year of the merger with Provident Community Bancshares, Inc. (May 2014) and branch closure costs, which were partially offset by decreased merger-related expenses
- Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) increased $2.6 million (17%) to a record $17.8 million, or $0.40 per share, compared to $15.2 million, or $0.34 per share, in 2014

*(Unaudited; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix, other than reconciliation for adjusted net income which is presented in the table above).*

Net Interest Income

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Three Month Results

	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4
Average Balance					
Loans, including LHFS	$ 1,561,246	$ 1,602,486	$ 1,643,844	$ 1,681,017	$ 1,705,899
Marketable securities	488,086	492,582	488,767	506,834	501,907
Other earning assets	57,742	60,930	52,828	68,452	44,599
Total earning assets	2,107,074	2,155,998	2,185,439	2,256,303	2,252,405
Interest-bearing deposits	1,538,944	1,527,111	1,529,285	1,553,286	1,587,039
Borrowed funds	172,953	227,775	227,734	245,634	188,195
Total interest-bearing liabilities	1,711,897	1,754,886	1,757,019	1,798,920	1,775,234
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 19,482	$ 19,111	$ 19,667	$ 19,475	$ 19,284
Marketable securities	2,736	2,929	2,651	2,788	2,823
Other earning assets	130	145	140	166	132
Total interest income	22,348	22,185	22,458	22,429	22,239
Interest expense - deposits	(1,263)	(1,227)	(1,284)	(1,495)	(1,646)
Interest expense - borrowed funds	(529)	(532)	(558)	(572)	(618)
Total interest expense	(1,792)	(1,759)	(1,842)	(2,067)	(2,264)
Net interest income	$ 20,556	$ 20,426	$ 20,616	$ 20,362	$ 19,975
Average Yield and Rate (non-tax equivalent basis)					
Loans, including fees	4.95%	4.84%	4.80%	4.60%	4.48%
Marketable securities	2.22%	2.41%	2.18%	2.18%	2.23%
Other earning assets	0.89%	0.97%	1.06%	0.96%	1.17%
Total earning assets	4.21%	4.17%	4.12%	3.94%	3.92%
Interest-bearing deposits	-0.33%	-0.33%	-0.34%	-0.38%	-0.41%
Borrowed funds	-1.21%	-0.95%	-0.98%	-0.92%	-1.30%
Total interest-bearing liabilities	-0.42%	-0.41%	-0.42%	-0.46%	-0.51%
Net interest spread	3.79%	3.77%	3.70%	3.49%	3.41%
Net interest margin	3.87%	3.84%	3.78%	3.58%	3.52%
Adjusted net interest margin*	3.85%	3.78%	3.77%	3.57%	3.54%

- Net interest income decreased $387,000 (2%) in 2015Q4 to $20.0 million
  - Average earning assets decreased $3.9 million (0%) to $2.25 billion
    - Average loans, including LHFS, increased $24.9 million (1%, or 6% annualized) to $1.71 billion
    - Average marketable securities decreased $4.9 million (1%) due to lower reinvestment activity
    - Average other earning assets decreased $23.9 million (35%) due to redeployment into loans
  - Net interest margin decreased 6 basis points to 3.52%
    - Loan yields decreased 12 basis point to 4.48%, driven by runoff in seasoned loans, competitive pricing pressures and a $181,000 negative swing in accelerated accretion (see below)
    - Cost of interest-bearing deposits increased 3 basis points to 0.41% due primarily to a full quarter of the Richmond high-yield MMDA account
  - Adjusted net interest margin* decreased 3 basis points to 3.54%
    - Excludes accelerated accretion of ($112,000) in 2015Q4 and $69,000 in 2015Q3

(Unaudited; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Noninterest Income

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Three Month Results

	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4
Noninterest Income					
Service charges on deposit accts	$ 1,109	$ 1,019	$ 1,107	$ 1,370	$ 1,439
Mortgage banking income	922	951	956	700	699
Income from wealth mgmt activities	869	862	906	947	887
ATM and card income, net	727	694	629	537	647
Income from bank-owned life insurance (BOLI)	491	768	553	1,058	371
Income from capital markets activities	149	398	394	238	437
Gain (Loss) on sale of securities	-	-	-	54	-
Amortization of indemnification asset	(1,224)	(394)	(165)	(162)	(165)
Other noninterest income	308	203	(88)	185	208
Total noninterest income	$ 3,351	$ 4,501	$ 4,292	$ 4,927	$ 4,523
Adjusted Noninterest Income*					
Total noninterest income	$ 3,351	$ 4,501	$ 4,292	$ 4,927	$ 4,523
Less: Gain (loss) on sale of securities	-	-	-	54	-
Adjusted noninterest income	$ 3,351	$ 4,501	$ 4,292	$ 4,873	$ 4,523
Memo Items					
Discretionary assets held	$ 405,772	$ 406,541	$ 438,289	$ 425,229	$ 434,346
Non-discretionary assets held	36,671	36,874	36,067	32,152	32,289
Total wealth management assets	$ 442,443	$ 443,415	$ 474,356	$ 457,381	$ 466,635
Mortgage origination - purchase	$ 21,759	$ 15,497	$ 28,536	$ 20,063	$ 16,101
Mortgage origination - refinance	18,179	21,593	18,479	15,101	10,049
Mortgage origination - construction	18,419	20,281	24,694	20,452	18,746
Total mortgage origination	$ 58,357	$ 57,371	$ 71,709	$ 55,616	$ 44,896
Bank-owned life insurance death benefit	-	272	47	417	-

- Noninterest income decreased $404,000 (8%) in 2015Q4 to $4.5 million
  - Driven by non-customer activity: (i) $687,000 (65%) decrease in BOLI income (including absence of last quarter's $417,000 death benefit); and (ii) $54,000 (100%) decrease in gain from sale of securities
- Customer-related activities continued to perform well
  - Service charges on deposit accounts increased $69,000 (5%) due primarily to higher activity levels
  - Mortgage banking income was essentially flat at $699,000, as lower current period production was offset by a $238,000 linked-quarter increase related to ASC 815-10-S99-1 (strong forward pipeline)
  - Wealth management income decreased $60,000 (6%) due to higher subadvisor costs
  - ATM and card income increased $110,000 (20%), reflecting increased activity and lower costs associated with a special marketing program
  - Capital markets activity increased $199,000 (84%) on increased interest rate hedging activity

(Unaudited; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).*

Noninterest Expenses

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Three Month Results

	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4
Noninterest Expenses					
Salaries and employee benefits	$ 10,386	$ 10,431	$ 10,021	$ 9,952	$ 9,541
Occupancy and equipment	2,627	2,555	2,491	2,591	2,680
Data processing and service fees	1,652	1,648	1,640	1,668	1,669
Legal and professional fees	816	798	660	472	1,471
Deposit charges and FDIC insurance	442	392	433	401	413
Loss on disposal of fixed assets, net	2	237	113	597	50
Communication fees	519	578	541	501	480
Postage and supplies	146	149	116	123	99
Loan and collection expense	461	154	242	151	194
Core deposit intangible amortization	348	347	347	347	347
Advertising and promotion	474	374	304	313	271
Net cost of operation of OREO	215	35	232	163	(23)
Other noninterest expense	1,219	1,441	1,092	1,140	1,170
Total noninterest expenses	$ 19,307	$ 19,139	$ 18,232	$ 18,419	$ 18,362
Memo Items					
Total noninterest expenses	$ 19,307	$ 19,139	$ 18,232	$ 18,419	$ 18,362
Merger-related expense	712	122	167	31	1,396
Adjusted noninterest expenses*	$ 18,595	$ 19,017	$ 18,065	$ 18,388	$ 16,966
Severance expense (non-merger)	$ -	$ 225	$ 116	$ 27	$ (53)
Branch closure writedown	-	233	109	615	-
Bankcard operational charge-off	-	385	(133)	-	-
FTE headcount (#)	534	503	503	485	475

- Noninterest expenses decreased $57,000 (0%) in 2015Q4 to $18.4 million
  - Continued cost discipline, including a year-end incentive accrual adjustment, more than offset the incurrence of $1.4 million in merger-related expenses
- Adjusted noninterest expenses* (excludes merger-related expenses) decreased $1.4 (8%) in 2015Q4 to $17.0 million
  - Salaries and employee benefits decreased $764,000 (8%)
  - Occupancy and equipment increased $88,000 (3%)
  - Legal and professional increased $56,000 (13%)
  - Loss on disposal of fixed assets decreased $547,000 (92%)
  - Net cost of operation of OREO posted a $23,000 gain compared to $163,000 in expense in the prior quarter

(Unaudited; $ in thousands)
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above).

Peer Group Comparisons – Earnings Profile

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Adjusted Return on Average Assets (%) (annualized)*


1.20
1.00
0.80
0.60
0.40
0.20
0.67
0.66
0.73
0.76
0.77
0.59
0.64
0.71
0.77
0.60
1.06 0.88 0.79
0.96 0.92 0.58
1.01 0.82 0.59
1.09 0.97 0.81
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Equity (%) (annualized)*


12.00
10.00
8.00
6.00
4.00
2.00
5.72
5.63
6.26
6.69
6.68
5.01
5.52
6.10
6.71
5.26
9.89 7.39 6.51
8.77 7.17 6.38
9.49 6.36 5.87
9.22 7.98 6.89
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Net Interest Margin (%) (annualized)*


5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
3.87
3.84
3.78
3.58
3.52
3.85
3.78
3.77
3.57
3.54
4.46 3.86 3.52
4.26 3.75 3.49
4.14 3.89 3.42
4.11 3.78 3.40
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Oper Expense to Adjusted Oper Revenue (%) (annualized)*


90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
79.30
75.39
71.80
71.46
73.54
76.32
74.90
71.13
71.49
67.84
75.91 69.13 63.05
75.42 69.34 60.42
82.09 68.75 59.92
72.05 67.42 59.69
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB (adj)*
PSTB

Source: SNL and company data
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Balance Sheet Trends

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Period-End Balance Sheet Composition

	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4
Cash and equivalents	$ 51,390	$ 63,123	$ 44,342	$ 58,246	$ 70,526
Total securities (including non-marketable)	502,956	503,027	527,622	522,269	502,758
Loans held for sale	11,602	9,987	10,701	5,145	4,943
Loans	1,580,693	1,614,852	1,657,463	1,700,124	1,741,815
Allowance for loan losses	(8,262)	(8,590)	(8,468)	(8,742)	(9,064)
Premises and equipment, net	59,247	58,796	58,979	56,948	55,658
FDIC loss share receivable	3,964	2,333	1,209	1,190	943
OREO	11,990	10,283	9,788	8,143	5,451
Bank-owned life insurance	57,712	57,494	57,823	58,286	58,633
Deferred tax asset	35,696	33,314	32,137	29,711	28,971
Goodwill and intangibles	40,157	39,809	39,462	39,115	38,768
Other assets	12,085	13,436	12,822	14,699	14,862
Total assets	$2,359,230	$2,397,864	$2,443,880	$2,485,134	$2,514,264
Total deposits	1,851,354	1,884,137	1,874,941	1,946,858	1,952,662
Total borrowings	203,583	203,752	258,922	209,092	239,262
Other liabilities	29,188	30,857	30,274	44,979	37,636
Total liabilities	2,084,125	2,118,746	2,164,137	2,200,929	2,229,560
Shareholders' equity	275,105	279,118	279,743	284,205	284,704
Total liabilities and shareholders' equity	$2,359,230	$2,397,864	$2,443,880	$2,485,134	$2,514,264
Memo Items					
Covered loans	$ 42,339	$ 38,092	$ 20,348	$ 18,897	$ 17,651
Covered loans to total loans (%)	2.7%	2.4%	1.2%	1.1%	1.0%
Covered OREO	$ 3,011	$ 1,713	$ 884	$ 1,056	$ 1,240
Covered OREO to total OREO (%)	25.1%	16.7%	9.0%	13.0%	22.7%
Tangible book value per share*	$ 5.35	$ 5.44	$ 5.47	$ 5.58	$ 5.60
Tangible common equity to tangible assets*	10.13%	10.15%	9.99%	10.02%	9.93%
Period end dilutive shares	*43,938,701*	*43,995,016*	*43,925,155*	*43,935,264*	*43,895,204*

(Unaudited; 2014Q4 derived from audited financial statements, revised to reflect measurement period adjustments to goodwill. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

- Total assets increased $29.1 million (1%) in 2015Q4 to $2.51 billion driven by organic loan growth
  - Total securities, including non-marketable, decreased $19.5 million (4%) to $502.8 million (see page 13)
  - Total loans, excluding LHFS, increased $41.7 million (2%, or 10% annualized) to $1.74 billion (see pages 14 and 15)
- Total liabilities increased $28.6 million (1%) in 2015Q4 to $2.22 billion, driven by borrowings in anticipation of the First Capital merger (see page 16)
- Total shareholders' equity increased $499,000 (0%) in 2015Q4 to $284.7 million, as higher unrealized losses on AFS securities and balance sheet hedges partially offset higher retained earnings
  - Tangible common equity to tangible assets* decreased to 9.93%
  - Tangible book value per share* increased to $5.60
  - Declared $0.03 per share dividend on common shares (January 2016)
- Repurchased approximately 48,000 shares during the quarter under previously announced 2.2 million repurchase program

Marketable Securities Portfolio

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Marketable Securities ($)


$500,000
$400,000
$300,000
$200,000
$100,000
$-
$491,424
$491,864
$514,122
$510,892
$491,392
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4

Securities Mix by Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1.2%
2.6%
13.6%
12.8%
31.0%
38.7%
0.8%
2.6%
14.5%
11.8%
33.1%
37.2%
0.7%
3.0%
13.8%
11.2%
33.9%
37.3%
0.6%
3.0%
16.7%
11.2%
32.9%
35.5%
0.6%
3.0%
17.2%
12.0%
32.4%
34.8%
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
Agency pass-through
Agency CMO
CMBS
ABS
Municipal
Other

Securities Mix by Accounting Designation (%)


100%
50%
0%
23.6%
76.4%
22.1%
77.9%
21.7%
78.3%
21.3%
78.7%
21.7%
78.3%
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
% AFS securities
% HTM securities

- Marketable securities decreased $19.5 million (4%) to $491.4 million in 2015Q4 due to limited reinvestment activity
  - Agency pass-through decreased from 35.5% to 34.8% of total marketable securities
  - Agency CMOs decreased from 32.9% to 32.4% of total marketable securities
  - CMBS increased from 11.2% to 12.0% of total marketable securities
  - ABS increased from 16.7% to 17.2% of total marketable securities
  - Municipals remained flat at 3.0% of total marketable securities
- HTM increased slightly from 21.3% to 21.7% of total securities
- Asset-backed securities included one CLO totaling $5.0 million in FMV at 2015Q4 that does not currently comply with the Volcker Rule
  - Potential OTTI for ineligible bonds $57,300 at 2015Q4 (if not compliant prior to July 2017 deadline)

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
AFS securities reported at fair market value. HTM securities reported at amortized cost.

Loan Portfolio (excluding LHFS)

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Loans by Accounting Designation ($)


$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$1,580,693
$1,614,852
$1,657,463
$1,700,124
$1,741,815
$133,241
$119,943
$112,819
$102,537
$94,917
$364,789
$341,078
$317,394
$300,102
$279,949
$1,082,663
$1,153,831
$1,227,250
$1,297,485
$1,366,949
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
Non-acquired loans
Acquired performing loans
Acquired PCI loans

Loan Mix by Type (%)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
5.3%
5.6%
5.9%
5.9%
6.3%
9.8%
9.6%
9.5%
9.3%
9.1%
13.0%
13.0%
13.0%
13.2%
12.9%
9.9%
10.1%
10.1%
9.5%
9.4%
29.8%
29.2%
30.1%
30.3%
29.1%
32.2%
32.5%
31.4%
31.8%
33.2%
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
C&I and Owner-Occupied
CRE - Investor
AC&D
Resi Mortgage
HELOC
Other

- Total loans, excluding LHFS, increased $41.7 million (2%, or 10% annualized) in 2015Q4 to $1.74 billion
  - Driven by continued strength in new origination activity, primarily in our Metro Markets (see page 15)
- In terms of loans by accounting designation in 2015Q4
  - Non-acquired loans increased $69.5 million (5%, or 21% annualized) to $1.37 billion, driven by new origination activity and continued transfers (renewed or restructured) from acquired performing loans
  - Acquired performing loans decreased $20.2 million (7%, or 27% annualized) to $279.9 million, driven by normal runoff and transfers to non-acquired loans
  - Acquired purchase credit impaired (PCI) loans decreased $7.6 million (7%, or 30% annualized) to $94.9 million, driven by normal runoff and remediation activity
- In terms of loan mix by type in 2015Q4
  - C&I and Owner-Occupied increased from 31.8% to 33.2% of total loans
  - CRE-Investor owned decreased from 30.3% to 29.1% of total loans
  - AC&D decreased from 9.5% to 9.4% of total loans
  - Residential mortgage decreased from 13.2% to 12.9% of total loans
  - HELOC decreased from 9.3% to 9.1% of total loans
  - Other loans increased from 5.9% to 6.3% of total loans

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
Loan mix excludes deferred costs (fees).

Loan Production (excluding LHFS)

Loans by Market Segment

	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4
Metro markets	$ 822,756	$ 850,408	$ 901,320	$ 938,072	$ 971,933
Community markets	405,991	396,124	384,977	375,962	362,456
Central business units	351,946	368,320	371,166	386,090	407,426
Total loans (excluding LHFS)	$1,580,693	$1,614,852	$1,657,463	$1,700,124	$1,741,815


Quarterly Commercial Loan Production ($ in thousands)
Full Year + $41.3 million (9%)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$79,355
$124,934
$136,054
$104,954
$100,670
$128,767
$135,635
$121,521
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4


Quarterly Consumer Loan Production ($ in thousands)
Full Year + $12.5 million (26%)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$10,500
$16,458
$12,207
$8,817
$16,430
$20,687
$13,751
$9,616
2014Q1
2014Q2
2014Q3
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4

- As previously noted, total loans, excluding LHFS, increased $41.7 million (2%, or 10% annualized) in 2015Q4 to $1.74 billion
  - Metro markets reported a $33.9 million (4%, or 14% annualized) increase to $971.9 million
  - Community markets reported a $13.5 million (4%, or 14% annualized) decrease to $362.5 million
  - Central business units reported a $21.3 million (6%, or 22% annualized) increase to $407.4 million
- Loan production improved in 2015 compared to 2014, though turnover in the commercial portfolio made it more difficult to drive net growth
  - Commercial loan production increased $41.3 million (9%) to $486.6 million
    - Ratio of production to net loan growth of 3.8x in 2015 compared to 2.6x in 2014
  - Consumer loan production increased $12.5 million (26%) to $60.5 million

(Unaudited; $ in thousands)
Commercial loan production includes all commercial loan funding and committed draw requests from Builder Finance. Consumer production excludes origination from mortgage bankers held in portfolio.

Funding Profile

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Funding Profile

	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4
Deposit Mix					
Noninterest bearing DDA	$ 321,019	$ 341,488	$ 347,162	$ 370,815	$ 350,836
MMDA, NOW and savings accounts	924,816	944,543	929,902	979,103	997,044
Time deposits < $250,000	415,005	404,971	400,082	403,167	405,383
Core deposits	1,660,840	1,691,002	1,677,146	1,753,085	1,753,263
Time deposits > $250,000	50,923	51,364	63,067	57,430	71,009
Brokered IND[1]	64,138	64,200	58,945	62,399	65,002
Brokered time deposits	75,453	77,571	75,783	73,944	63,388
Total deposits	$1,851,354	$1,884,137	$1,874,941	$1,946,858	$1,952,662
Borrowings and Shareholders' Equity					
Short-term borrowings	$ -	$ 125,000	$ 180,000	$ 130,000	$ 185,000
FHLB advances	180,000	55,000	55,000	55,000	-
Long-term debt	-	-	-	-	30,000
Subordinated debt	23,583	23,752	23,922	24,092	24,262
Total borrowings	$ 203,583	$ 203,752	$ 258,922	$ 209,092	$ 239,262
Shareholders' equity	$ 275,105	$ 279,118	$ 279,743	$ 284,205	$ 284,704
Memo Items					
Noninterest bearing DDA to total deposits	17.3%	18.1%	18.5%	19.0%	18.0%
Core deposits to total deposits	89.7%	89.7%	89.5%	90.0%	89.8%
Brokered deposits[2] to total deposits	7.5%	7.5%	7.2%	7.0%	6.6%
Wholesale funding[3] ratio	16.70%	16.55%	18.45%	16.02%	16.77%
Tangible common equity to tangible assets*	10.13%	10.15%	9.99%	10.02%	9.93%

1 - Brokered IND is an MMDA/ DDA sweep program offered through Promontory Interfinancial to broker-dealers.
2 - Brokered deposits include brokered IND and brokered time deposits.
3 - Wholesale funding ratio calculated as brokered deposits plus total borrowings to total deposits plus total borrowings.

- Total deposits increased $5.8 million (0%) to $1.95 billion at 2015Q4
  - Noninterest bearing decreased $20.0 million (5%), due primarily to seasonal factors
  - MMDA, NOW and savings increased $17.9 million (2%), driven by the Richmond high-yield account
  - Time deposits < $250K increased $2.2 million (1%), driven by increased focus on retail CDs
  - Time deposits > $250K increased $13.6 million (24%), driven by commercial activity
  - Brokered deposits decreased $8.0 million (6%)
  - Core deposits decreased to 89.8% of total deposits
- Total borrowings increased $30.2 million (14%) to $239.3 million, driven by merger activities
- Total shareholders' equity increased $499,000 (0%) to $284.7 million, as higher unrealized losses on AFS securities and balance sheet hedges partially offset higher retained earnings

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer Group Comparisons – Capital and Liquidity

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Tier 1 Leverage Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
10.17
11.00
11.09
10.92
11.00
11.08 9.94 9.33
11.73 10.15 9.53
11.18 9.91 9.22
11.31 9.44 9.07
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
16.70
16.55
18.45
16.02
16.77
15.58 12.10 8.22
12.67 11.21 7.76
16.57 10.71 8.32
15.50 11.03 7.31
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


12.00
10.00
8.00
6.00
4.00
2.00
10.13
10.15
9.99
10.02
9.93
9.87 8.94 8.21
10.24 9.73 8.39
10.16 9.28 8.23
10.28 9.26 8.27
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB*

On-Hand Liquidity#/Liabilities (%)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
17.99
17.58
17.33
18.66
16.35
17.10 12.23 7.60
16.20 12.67 9.73
14.41 12.24 7.62
13.03 11.02 8.18
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB

*Source: SNL and company data   # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities.   * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Asset Quality

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Asset Quality Trends

	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4
Asset Quality Measures					
Nonaccrual loans	$ 5,585	$ 6,397	$ 5,545	$ 5,342	$ 4,326
Troubled debt restructurings	3,289	3,273	3,115	3,090	2,774
Loans 90+-days past due, and still accruing	30	10	-	47	1,151
Nonperforming loans	8,904	9,680	8,660	8,479	8,251
OREO (covered and non-covered)	11,990	10,283	9,788	8,143	5,451
Nonperforming assets	$ 20,894	$ 19,963	$ 18,448	$ 16,622	$ 13,702
Nonperforming loans to total loans (%)	0.56%	0.60%	0.52%	0.50%	0.47%
Nonperforming assets to total assets (%)	0.89%	0.83%	0.75%	0.67%	0.54%
Net charge-offs (recoveries)	$ 776	$ (148)	$ 327	$ (294)	$ 87
Annualized net charge-offs to average loans (%)	0.20%	-0.04%	0.08%	-0.07%	0.02%
OREO Analysis					
Beginning OREO	$ 13,273	$ 11,990	$ 10,283	$ 9,788	$ 8,143
Additions	2,153	2,011	1,610	1,288	1,532
Acquired OREO	-	-	-	-	-
Write-downs	(558)	(104)	(381)	(97)	(122)
Sales	(2,878)	(3,614)	(1,724)	(2,836)	(4,102)
Ending OREO	$ 11,990	$ 10,283	$ 9,788	$ 8,143	$ 5,451
Memo: Covered OREO	$ 3,011	$ 1,713	$ 884	$ 1,056	$ 1,240
Memo: Covered OREO to Total OREO (%)	25.1%	16.7%	9.0%	13.0%	22.7%

- Asset quality ratios improved in 2015Q4 from already attractive levels
  - Nonperforming loans decreased $228,000 (3%) to $8.3 million
    - Represents a 3 basis point decrease to 0.47% of total loans
  - Nonperforming assets decreased $2.9 million (18%) to $13.7 million
    - Represents a 13 basis point decrease to 0.54% of total loans
  - Reported net charge-offs of $87,000
    - Represents 0.02% of average loans (annualized)

(Unaudited; 2014Q4 derived from audited financial statements. $ in thousands)

Allowance for Loan Losses and FMV Adjustments

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Allowance for Loan Losses and FMV Adjustments

	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4
Allowance for Loan Losses					
Quantitative ("FAS 5")	$ 2,993	$ 2,602	$ 2,383	$ 2,359	$ 2,332
Qualitative ("FAS 5")	4,584	5,274	5,709	6,056	$ 6,540
Specific ("FAS 114")	685	714	327	327	$ 192
PCI loan impairments ("SOP 03-3")	-	-	49	-	$ -
Ending Balance	$ 8,262	$ 8,590	$ 8,468	$ 8,742	$ 9,064
Acquired Loan Fair Market Value (FMV) Adjustments					
Noncovered performing acquired loans	$ 365,867	$ 341,937	$ 318,189	$ 300,626	$ 280,540
Less: remaining FMV adjustments	(2,887)	(2,617)	(2,384)	(2,133)	(2,075)
Performing acquired loans, net	362,980	339,320	315,805	298,493	278,465
FMV adjustments %	*-0.79%*	*-0.77%*	*-0.75%*	*-0.71%*	*-0.74%*
Noncovered PCI loans	116,191	104,977	118,226	109,053	101,439
Less: remaining FMV adjustments	(22,810)	(20,685)	(23,566)	(23,221)	(22,090)
PCI loans, net	93,381	84,292	94,660	85,832	79,349
FMV adjustments %	*-19.63%*	*-19.70%*	*-19.93%*	*-21.29%*	*-21.78%*
Covered (performing and PCI)	51,391	46,316	24,957	22,508	21,060
Less: remaining FMV adjustments	(9,722)	(8,907)	(5,209)	(4,194)	(4,008)
Covered, net	41,669	37,409	19,748	18,314	17,052
FMV adjustments %	*-18.92%*	*-19.23%*	*-20.87%*	*-18.63%*	*-19.03%*
Total acquired loans, net	$ 498,030	$ 461,021	$ 430,213	$ 402,639	$ 374,866
Memo Items					
Total loans, excluding LHFS	$1,580,693	$1,614,852	$1,657,463	$1,700,124	$1,741,815
ALLL to total loans (%)	0.52%	0.53%	0.51%	0.51%	0.52%
Aggregate FMV adjustment	$ 35,419	$ 32,209	$ 31,159	$ 29,548	$ 28,173
Adjusted allowance*	$ 43,681	$ 40,799	$ 39,627	$ 38,290	$ 37,237
Adjusted allowance to total loans* (%)	2.76%	2.53%	2.39%	2.25%	2.14%
Accretion to interest income	$ 3,735	$ 3,351	$ 3,300	$ 3,076	$ 2,875
Reclass to (from) non-accretable difference	(1,619)	(1,155)	(1,653)	(897)	(553)
Increase from Provident Community	-	-	-	-	-
Period end accretable yield	40,540	38,465	36,773	35,049	32,509

- Allowance for loan losses increased $322,000 (4%) in 2015Q4 to $9.1 million
  - Quantitative component decreased $27,000 (1%) to $2.3 million, reflecting lower 15 quarter loss history
  - Qualitative component increased $484,000 (8%), reflecting management judgment of inherent loss not represented by 15 quarter loss history
  - Allowance for loan losses to total loans increased 1 basis point to 0.52%
  - 22% of total loans remain subject to acquisition accounting FMV adjustments
- Remaining acquisition accounting FMV adjustments for acquired loans decreased $1.4 million (5%) in 2015Q4 to $28.2 million
  - FMV adjustments to acquired loans increased 18 basis points to 7.52%
  - Combined allowance and FMV adjustments to total loans decreased 11 basis points to 2.14%*
- Period end accretable yield decreased $2.5 million (7%) in 2015Q4 to $32.5 million

(Unaudited; 2014Q4 derived from audited financial statements; $ in thousands). Covered loans exclude acquired performing reclassified as non-acquired. *Non-GAAP measure, provided as supplemental information for comparing combined allowance and FMV adjustments to combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer Group Comparisons – Asset Quality

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NPLs to Total Loans (%)


3.00
2.50
2.00
1.50
1.00
0.50
-
0.56
0.60
0.52
0.50
0.47
2.82 1.67 0.79
2.38 1.87 0.71
2.26 1.40 0.53
2.02 1.44 0.75
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)


3.00
2.50
2.00
1.50
1.00
0.50
-
0.89
0.83
0.75
0.67
0.54
2.50 1.60 0.96
2.32 1.74 0.88
1.95 1.47 0.81
2.01 1.39 0.72
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)


3.00
2.50
2.00
1.50
1.00
0.50
-
2.76
2.53
2.39
2.25
2.14
0.52
0.53
0.51
0.51
0.52
1.50 1.22 0.97
1.38 1.21 0.87
1.33 1.21 0.81
1.27 1.13 0.77
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Annualized NCOs to Average Loans (%)


0.30
0.25
0.20
0.15
0.10
0.05
-
(0.05)
(0.10)
0.20
(0.04)
0.08
(0.07)
0.02
0.28 0.13 0.03
0.23 0.12 0.07
0.16 0.11 0.06
0.10 0.07 0.04
2014Q4
2015Q1
2015Q2
2015Q3
2015Q4
75th %
50th %
25th %
PSTB

Source: SNL and company data *Non-GAAP measure; adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Conclusions

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Strong Financial Performance and Advancement of Growth Initiatives (1)

- Reported record operating results
  - Net income decreased $1.0 million (21%) to $3.8 million, or $0.09 per share, driven by the incurrence of $1.4 million in merger-related expenses
  - Adjusted net income* (excludes merger-related expenses and gain or loss on sale of securities) increased $29,000 (1%) to a record $4.8 million, or $0.11 per share
  - Organic loan growth (excluding LHFS) of $41.7 million, or 10% annualized growth rate
  - Adjusted operating expenses to adjusted operating revenues* of 67.84%; achieved year-end target of < 70%
  - Nonperforming loans to total loans decreased 3 basis points to 0.47%
  - Nonperforming assets to total assets decreased 13 basis points to 0.54%
  - Capitalization remained strong with tangible common equity to tangible assets* at 9.93% and Tier 1 leverage ratio at 11.00%
  - Declared cash dividend on common shares of $0.03 per share (January 2016)
- Completed merger with First Capital Bancorp, Inc. (January 2016)
  - Combined company has approximately $3.1 billion in total assets and 57 banking offices across Virginia, the Carolinas and North Georgia (First Capital branch rebranding completed)
  - Gary L. Armstrong named Richmond Regional President (formerly EVP and Commercial Banking Group Leader at First Capital)
  - Integration team targeting core conversion in 2016Q2
- Continued focus on driving long-term shareholder value
  - Leverage recent investments in organic growth opportunities
  - Return capital through regular cash dividends and periodic stock repurchases
  - Remain active in disciplined M&A discussions

Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).
(1) Financial comparisons to September 30, 2015 and the three months then ended.

Reconciliation of Non-GAAP Measures

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	December 31, 2015 (Unaudited)	September 30, 2015 (Unaudited)	June 30, 2015 (Unaudited)	March 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)
Adjusted net income (three months)					
Pretax income (as reported)	$ 5,727	$ 6,870	$ 6,542	$ 5,608	$ 5,020
Plus: merger-related expenses	1,396	31	167	122	712
(gain) loss on sale of securities	-	(54)	-	-	-
Adjusted pretax income	7,123	6,847	6,709	5,730	5,732
Tax expense	2,332	2,085	2,331	1,867	1,786
Adjusted net income	$ 4,791	$ 4,762	$ 4,378	$ 3,863	$ 3,946
Divided by: weighted average diluted shares	44,322,428	44,287,019	44,301,895	44,326,833	44,323,628
Adjusted net income per share	$ 0.11	$ 0.11	$ 0.10	$ 0.09	$ 0.09
Estimated tax rate for adjustment	*32.75%*	*32.56%*	*34.75%*	*34.23%*	*31.15%*
Adjusted net income (twelve months)					
Pretax income (as reported)	$ 24,748				$ 18,947
Plus: merger-related expenses	1,715				3,616
(gain) loss on sale of securities	(54)				(180)
Adjusted pretax income	26,409				22,383
Tax expense	8,615				7,202
Adjusted net income available to common shareholders	$ 17,794				$ 15,181
Divided by: weighted average diluted shares	44,304,888				44,247,000
Adjusted net income available to common shareholders per share	$ 0.40				$ 0.34
Estimated tax rate	*32.62%*				*32.18%*
Adjusted net interest margin					
Net interest income (as reported)	$ 19,975	$ 20,362	$ 20,616	$ 20,426	$ 20,556
Less: accelerated mark accretion	112	(69)	(52)	(79)	(134)
Less: income from early redemption of investment securities	-	-	-	(267)	-
Adjusted net interest income	20,087	20,293	20,564	20,080	20,422
Divided by: average earning assets	2,252,405	2,256,303	2,185,439	2,155,995	2,107,073
Multiplied by: annualization factor	3.97	3.97	4.01	4.06	3.97
Adjusted net interest margin	3.54%	3.57%	3.77%	3.78%	3.85%
Net interest margin	3.52%	3.58%	3.78%	3.84%	3.87%
Adjusted noninterest income					
Noninterest income (as reported)	$ 4,523	$ 4,927	$ 4,292	$ 4,501	$ 3,351
Less: (gain) loss on sale of securities	-	(54)	-	-	-
Adjusted noninterest income	$ 4,523	$ 4,873	$ 4,292	$ 4,501	$ 3,351
Adjusted noninterest income (twelve months)					
Noninterest income (as reported)	$ 18,243				$ 13,953
Less: (gain) loss on sale of securities	(54)				(180)
Adjusted noninterest income	$ 18,189				$ 13,773
Adjusted noninterest expenses					
Noninterest expenses (as reported)	$ 18,362	$ 18,419	$ 18,232	$ 19,139	$ 19,307
Less: merger-related expenses	(1,396)	(31)	(167)	(122)	(712)
Adjusted noninterest expenses	$ 16,966	$ 18,388	$ 18,065	$ 19,017	$ 18,595
Adjusted noninterest expenses (twelve months)					
Noninterest expenses (as reported)	$ 74,153				$ 73,934
Less: merger-related expenses	(1,715)				(3,616)
Adjusted noninterest expenses	$ 72,438				$ 70,318

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income, adjusted net interest margin, adjusted noninterest income, adjusted operating revenues, adjusted noninterest expense, adjusted operating expenses, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); and (iii) adjusted net income and adjusted noninterest income (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments and income from early redemption of investment securities), adjusted noninterest expense (which excludes merger-related expenses), adjusted operating expense (which excludes merger-related expenses and amortization of intangibles) and adjusted operating revenues (which includes net interest income and noninterest income and excludes gain or loss on sale of securities, as applicable) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures

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	December 31, 2015 (Unaudited)	September 30, 2015 (Unaudited)	June 30, 2015 (Unaudited)	March 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)
Adjusted operating expense					
Noninterest expenses (as reported)	$ 18,362	$ 18,419	$ 18,232	$ 19,139	$ 19,307
Less: merger-related expenses	(1,396)	(31)	(167)	(122)	(712)
Less: amortization of intangibles	(347)	(347)	(347)	(347)	(348)
Adjusted operating expense	$ 16,619	$ 18,041	$ 17,718	$ 18,670	$ 18,247
Adjusted operating expense (twelve months)					
Noninterest expenses (as reported)	$ 74,153				$ 73,934
Less: merger-related expenses	(1,715)				(3,616)
Less: amortization of intangibles	(1,389)				(1,269)
Adjusted operating expense	$ 71,049				$ 69,049
Adjusted operating revenues					
Net Interest Income (as reported)	$ 19,975	$ 20,362	$ 20,616	$ 20,426	$ 20,556
Plus: noninterest income (as reported)	4,523	4,927	4,292	4,501	3,351
Less: (gain) loss on sale of securities	-	(54)	-	-	-
Adjusted operating revenues	$ 24,498	$ 25,235	$ 24,908	$ 24,927	$ 23,907
Adjusted operating revenues (twelve months)					
Net Interest Income (as reported)	$ 81,381				$ 77,642
Plus: noninterest income (as reported)	18,243				13,953
Less: (gain) loss on sale of securities	(54)				(180)
Adjusted operating revenues	$ 99,570				$ 91,415
Adjusted operating expense to adjusted operating revenues					
Adjusted operating expense	$ 16,619	$ 18,041	$ 17,718	$ 18,670	$ 18,247
Divided by: adjusted operating revenues	24,498	25,235	24,908	24,927	23,907
Adjusted operating expense to operating revenues	67.84%	71.49%	71.13%	74.90%	76.32%
Adjusted operating expense to adjusted operating revenues (twelve months)					
Adjusted operating expense	$ 71,049				$ 69,049
Divided by: adjusted operating revenues	99,570				91,415
Adjusted operating expense to operating revenues	71.36%				75.53%
Adjusted return on average assets					
Adjusted net income	$ 4,791	$ 4,762	$ 4,378	$ 3,863	$ 3,946
Divided by: average assets	2,480,983	2,473,034	2,406,671	2,383,506	2,342,657
Multiplied by: annualization factor	3.97	3.97	4.01	4.06	3.97
Adjusted return on average assets	0.77%	0.76%	0.73%	0.66%	0.67%
Return on average assets	0.60%	0.77%	0.71%	0.64%	0.59%
Adjusted return on average equity					
Adjusted net income	$ 4,791	$ 4,762	$ 4,378	$ 3,863	$ 3,946
Divided by: average common equity	284,671	282,426	280,676	278,187	273,669
Multiplied by: annualization factor	3.97	3.97	4.01	4.06	3.97
Adjusted return on average equity	6.68%	6.69%	6.26%	5.63%	5.72%
Return on average equity	5.26%	6.71%	6.10%	5.52%	5.01%

Note

As contemplated during the Bank's 2010 public offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at each of December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015 and December 31, 2014.

Appendix:

Reconciliation of Non-GAAP Measures

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(three month and period end results)	December 31, 2015 (Unaudited)	June 30, 2015 (Unaudited)	June 30, 2015 (Unaudited)	March 31, 2015 (Unaudited)	December 31, 2014 (Unaudited)
Tangible common equity to tangible assets					
Total assets	$ 2,514,264	$ 2,485,134	$ 2,443,880	$ 2,397,864	$ 2,359,230
Less: intangible assets	(38,768)	(39,115)	(39,462)	(39,852)	(40,200)
Tangible assets	$ 2,475,496	$ 2,446,019	$ 2,404,418	$ 2,358,012	$ 2,319,030
Total common equity	$ 284,704	$ 284,205	$ 279,743	$ 279,118	$ 275,105
Less: intangible assets	(38,768)	(39,115)	(39,462)	(39,852)	(40,200)
Tangible common equity	$ 245,936	$ 245,090	$ 240,281	$ 239,266	$ 234,905
Tangible common equity	$ 245,936	$ 245,090	$ 240,281	$ 239,266	$ 234,905
Divided by: tangible assets	$ 2,475,496	2,446,019	2,404,418	2,358,012	2,319,030
Tangible common equity to tangible assets	9.93%	10.02%	9.99%	10.15%	10.13%
Common equity to assets	11.32%	11.44%	11.45%	11.64%	11.66%
Tangible book value per share					
Issued and outstanding shares	44,854,509	44,909,447	44,910,686	44,877,194	44,859,798
Less: nondilutive restricted stock awards	(959,305)	(974,183)	(985,531)	(882,178)	(921,097)
Period end dilutive shares	43,895,204	43,935,264	43,925,155	43,995,016	43,938,701
Tangible common equity	$ 245,936	$ 245,090	$ 240,281	$ 239,266	$ 234,905
Divided by: period end dilutive shares	43,895,204	43,935,264	43,925,155	43,995,016	43,938,701
Tangible common book value per share	$ 5.60	$ 5.58	$ 5.47	$ 5.44	$ 5.35
Common book value per share	$ 6.49	$ 6.47	$ 6.37	$ 6.34	$ 6.26
Adjusted allowance for loan losses					
Allowance for loan losses	$ 9,064	$ 8,742	$ 8,468	$ 8,590	$ 8,262
Plus: acquisition accounting FMV adjustments to acquired loans	28,173	29,548	31,159	32,209	35,419
Adjusted allowance for loan losses	$ 37,237	$ 38,290	$ 39,627	$ 40,799	$ 43,681
Divided by: total loans (excluding LHFS)	$ 1,741,815	$ 1,700,124	$ 1,657,463	$ 1,614,852	$ 1,580,693
Adjusted allowance for loan losses to total loans	2.14%	2.25%	2.39%	2.53%	2.76%
Allowance for loan losses to total loans	0.52%	0.51%	0.51%	0.53%	0.52%

Peer Group

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- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded financial institution
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)
  - Consistent with peer group recommendations from external compensation consultant

	Insitution	Ticker	Exchange	State	City		Total Assets ($ in thousands)		Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$	1,512,437	$	212.7	3.89	140.6	14.3
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie		5,219,292		876.8	0.73	215.1	21.4
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point		5,197,485		868.5	0.94	197.8	17.2
4	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond		1,149,185		105.3	-	105.7	NM
5	CommunityOne Bancorp	COB	NASDAQ	NC	Charlotte		2,353,294		294.4	-	110.2	1.8
6	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta		3,498,801		375.3	2.96	129.2	9.9
7	First Bancorp	FBNC	NASDAQ	NC	Southern Pines		3,273,911		367.0	1.73	138.5	14.2
8	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield		2,478,117		312.6	3.24	131.7	13.2
9	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach		1,977,612		280.4	-	138.0	41.0
10	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville		2,726,000		344.2	-	101.6	41.9
11	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro		2,772,444		408.8	0.57	175.7	20.9
12	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**		**2,486,318**		**367.3**	**1.74**	**126.4**	**18.2**
13	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta		3,388,673		712.1	2.92	139.3	28.2
14	South State Corporation	SSB	NASDAQ	SC	Columbia		8,507,320		1,553.4	1.74	230.6	15.6
15	TowneBank	TOWN	NASDAQ	VA	Portsmouth		6,173,890		968.6	2.56	153.1	15.9
16	Union Bankshares Corporation	UBSH	NASDAQ	VA	Richmond		7,600,425		975.9	3.49	143.8	14.6
17	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville		9,415,396		1,220.2	1.41	141.7	15.7
18	Yadkin Financial Corporation	YDKN	NYSE	NC	Raleigh		4,362,226		686.2	1.85	175.7	14.8
												-
	MEDIAN					**$**	**3,331,292**			**1.73**	**140.0**	**15.7**

Source: SNL Financial; financial data as of September 30, 2015; market data as of January 26, 2016.